                                                                     EXHIBIT 3.1

Form LLC-5.5
                                      Illinois
January 1999                Limited Liability Company Act    This space for use
--------------------------    Articles of Organization     by Secretary at State
Jesse White                 -----------------------------
Secretary of State
Department of Business           SUBMIT IN DUPLICATE              FILED
Services Limited Liability       Must be typewritten           MAR 22 2000
Company Division                ---------------------
Room 359, Howlett Building      This space for use by           JESSE WHITE
Springfield, IL 62756            Secretary  of State         SECRETARY OF STATE
http://www.sos.state.il.us
--------------------------
Payment must be made by       Date 3.22.2000
certified check, cashier's    Assigned ____ _________
check, Illinois attorney's    Filing Fee   $400.00
check, Illinois C.P.A.'s      Approved:
check or money order,
payable to "Secretary of
State."
--------------------------------------------------------------------------------

1.   Limited Liability Company Name: GREAT LAKES CAPITAL ACCEPTANCE LLC
     (The LLC name must contain the words limited liability company, L.L.C. or LLC and cannot contain the terms corporation, corp., incorporated, inc., ltd., co., limited partnership, or L.P.)

2.   Transacting business under an assumed name: [ ] Yes [ ] No
     (If YES, a Form LLC-1.20 is required to be completed and attached to these Articles.)

3. The address, including county, of its principal place of business: (Post office box alone and c/o are unacceptable.) 27 EAST MONROE, SUITE 700, CHICAGO, COOK COUNTY, ILLINOIS 60603.

4.   Federal Employer Identification Number (F.E.I.N.):                        .
                                                        -----------------------

5.   The Articles of Organization are effective on: (Check one)

     a) [X] the filing date, or b)     another date later than but not more than
                                   ---
                     60 days subsequent to the filing date:
                                                            --------------------
                                                             (month, day, year)

6.   The registered agent's name and registered office address is:

     Registered agent:        MICHAEL                J.          TUCHMAN
                            First Name         Middle Initial   Last Name

     Registered Office:     33 W. MONROE, 21ST FLOOR
     (P.O. Box alone and               Number              Street        Suite #
     c/o are unacceptable)  CHICAGO               60603         COOK
                              City              ZIP Code       County

7. Purpose or purposes for which the LLC is organized: Include the business code # (from IRS Form 1065)

     (If not sufficient space to cover this point, add one or more sheets of this size.)

     To carry on the business of making, protecting, enhancing and otherwise dealing, directly or indirectly, with investments of any type, including securities of all types, acquiring, owning and leasing and selling businesses and/or properties, real and personal and wheresoever located, and to engage in any one or more other enterprises, ventures, and undertakings permitted under the Illinois Limited Liability Company Act (the "Act") as amended. The Company shall have the power to do all acts and things necessary or useful in connection with the foregoing. # 523900

8.   The latest date, if any, upon which the company is to dissolve perpetual.
                                                              (month, day, year)

     Any other events of dissolution enumerated on an attachment. (Optional)

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LLC-5.5

9.   Other provisions for the regulation of the internal affairs of the LLC per
     Section 5-5 (a) (8) included as attachment:

        [ ] Yes [X] No
     If yes, state the provisions(s) and the statutory cite(s) from the ILLCA.

10.  a) Management is vested, in whole or in part, in the manager(s):    [X] Yes [ ] No
     If yes, list names and business addresses.

     GREAT LAKES CAPITAL INVESTMENTS, INC.
     27 E. MONROE, SUITE 700
     CHICAGO, ILLINOIS 60603

     b) Management is vested in the member(s): [ ] Yes [ ] No
     If yes, list names and addresses.

11. The undersigned affirms, under penalties of perjury, having authority to sign hereto, that these articles of organization are to the best of my knowledge and belief, true, correct and complete.

     Dated     MARCH 21, 2000
            (Month/Day) (Year)

     Signature(s) and Name(s) of Organizer(s)          Business Address(es)
     ----------------------------------------          --------------------


                                                     33 W. MONROE, 21ST FLOOR
1.   /s/ MICHAEL J. TUCHMAN                     1. -----------------------------
     ----------------------------------------        Number       Street
               Signature


                                                             CHICAGO
     MICHAEL J. TUCHMAN, ORGANIZER                 -----------------------------
        (Type or print name and title)                      City/Town


                                                   ILLINOIS              60603
     ----------------------------------------      -----------------------------
     (Name if a corporation or other entity)         State             Zip Code


2.                                              2.
     ----------------------------------------      -----------------------------
                 Signature                           Number       Street

     ----------------------------------------      -----------------------------
        (Type or print name and title)                      City/Town

     ----------------------------------------      -----------------------------
      (Name if a corporation or other entity)        State             Zip Code


3.                                              3.
     ----------------------------------------      -----------------------------
                 Signature                           Number       Street

     ----------------------------------------      -----------------------------
        (Type or print name and title)                      City/Town

     ----------------------------------------      -----------------------------
      (Name if a corporation or other entity)        State             Zip Code

(Signatures must be in ink on an original document. Carbon copy, photocopy or rubber stamp signatures may only be used on conformed copies.)